BROADVIEW OPPORTUNITY FUND Ticker: BVAOX
SUMMARY PROSPECTUS | January 28, 2019 A NO-LOAD MUTUAL FUND

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.bvafunds.com. You can also get this information at no cost by calling (855) 846-1463 or by sending an email request to broadviewfunds@alpsinc.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the annual and semi-annual shareholder reports for the Broadview Opportunity Fund (the “Fund”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s’ website (www.bvafunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at (855) 846-1463. If you invest through a financial intermediary, your election to receive reports in paper will apply to all funds held in your account.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you invest directly with the Fund, by calling (855) 846-1463.

SUMMARY SECTION

Investment Objective: The Broadview Opportunity Fund (the "Fund") seeks capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.23%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. The Total Annual Fund Operating Expenses in the table above do not correlate to the Fund’s ratio of operating expenses to average net assets for the year ended September 30, 2018 found within the “Financial Highlights” section of the Fund’s Prospectus, which does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

	1 Year	3 Years	5 Year	10 Year
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$125	$390	$675	$1,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2018, the portfolio turnover rate of the Fund was 49% of the average value of its portfolio.

Principal Investment Strategies: The Fund may invest in stocks of companies of all sizes, but primarily invests in smaller capitalization United States companies that have substantial capital appreciation potential. The Fund considers smaller capitalization companies to be those companies that have a market capitalization, at the time of purchase, within the capitalization range of the Russell 2000® Index. The market capitalizations within the Russell 2000® Index vary, but as of December 31, 2018, they ranged from approximately $7.9 million to $6.2 billion. The Fund’s investment adviser, Broadview Advisors, LLC (the “Adviser”), focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. The Adviser conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the Fund’s portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by the Adviser. Companies meeting all five pillars may be added to the Fund’s portfolio. The five pillars of the analysis are:

●	Strong Business Traits;

●	Defendable Market Niche;

BROADVIEW OPPORTUNITY FUND

●	Attractive Growth Potential;

●	Capable Management; and

●	Discount to Private Market Value.

In reviewing companies, the Adviser applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the Adviser’s five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

●	The security has achieved its value potential;
●	Such sale is necessary for portfolio diversification;
●	Changing fundamentals signal a deteriorating value potential; or
●	Other securities have a better value potential.

Principal Risks: Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

●	Management Risk: The strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investment vehicles having similar investment strategies.
●	Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.
●	Smaller Capitalization Companies Risk: Smaller capitalization companies (generally companies with market capitalizations within the capitalization range of the Russell 2000® Index) typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. There is a risk that the securities of smaller capitalization companies may have limited liquidity and greater price volatility than securities of larger capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in smaller capitalization company stocks falls out of favor with investors and these stocks may underperform.
●	Growth Stock Risk: Growth stocks experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other stocks. Growth stocks may be more volatile because growth companies usually invest a high proportion of earnings in their businesses, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market.

Performance: The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual returns over time compare to the performance of the Russell 2000® Index (the Fund’s primary benchmark) and the Russell 2500TM Index (the Fund’s secondary benchmark). The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at http://www.bvafunds.com.

Calendar Year Returns as of December 31

(1)	The Fund is the successor to the FMI Focus Fund, a series of FMI Funds, Inc. (the "Predecessor Fund"), as a result of the reorganization of the Predecessor Fund into the Fund on November 29, 2013 (the "Reorganization"). Accordingly, the performance shown in the bar chart and the performance table for periods prior to November 29, 2013 represents the performance of the Predecessor Fund. Prior to November 29, 2013, the Adviser served as sub-adviser to the Predecessor Fund and another investment adviser served as the investment adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and substantially similar investment strategies as the Fund.

BROADVIEW OPPORTUNITY FUND

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 25.25% (quarter ended September 30, 2009) and the lowest total return for a quarter was -22.23% (quarter ended September 30, 2011).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs). In certain cases, the figures representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Average Annual Total Returns (for the periods ended December 31, 2018)	One Year	Five Years	Ten Years
Return before taxes	(12.09)%	1.41%	11.83%
Return after taxes on distributions	(15.95)%	(1.11)%	9.99%
Return after taxes on distributions and sale of Fund shares	(3.86)%	1.20%	9.85%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(10.00)%	5.15%	13.15%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	7.72%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe and includes the smallest 2,500 companies in the Russell 3000® Index. A direct investment in an index is not possible.

Investment Adviser: Broadview Advisors, LLC serves as the investment adviser for the Fund.

Portfolio Managers: The investment portfolio of the Fund is managed by the Adviser. All investment decisions for the Fund are made by a team of investment professionals representing the Adviser. Each of the Fund’s portfolio managers is authorized to purchase and sell investments on behalf of the Fund. Richard E. Lane has been a portfolio manager of the Fund since its inception in November 2013 and served as portfolio manager of the Predecessor Fund from October 1997 until the Reorganization. Mr. Lane founded the Adviser in 2001 and currently serves as President and a Member. The Fund’s other portfolio managers, each of whom has been a portfolio manager of the Fund since its inception in November 2013, are: Aaron J. Garcia, who has been with the Adviser since 2003 and currently serves as a Portfolio Manager and a Member; Faraz Farzam, who has been with the Adviser since 2001 and currently serves as a Portfolio Manager and a Member; and Richard J. Whiting, who has been with the Adviser since 2001 and currently serves as a Portfolio Manager, Manager of the Trading Department and a Member. Each of Messrs. Garcia, Farzam and Whiting served as a portfolio manager of the Predecessor Fund from January 2010 until the Reorganization.

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $1,000. Subsequent investments may be made with a minimum investment amount of $100 ($50 if purchased through the Automatic Investment Plan). You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open. You may purchase and redeem Fund shares: through the mail (Broadview Opportunity Fund, c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201) or overnight delivery (Broadview Opportunity Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203); by wire transfer; by telephone at (855) 846-1463; or through a financial intermediary. Investors who wish to purchase or redeem shares through a financial intermediary should contact the financial intermediary regarding the hours during which orders may be placed.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon the withdrawal of money from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay fees to the financial intermediary for performing sub-transfer agent, administrative, sub-accounting, recordkeeping and other shareholder services (collectively, “sub-TA services”) on behalf of their customers who are shareholders of the Fund with shares held of record in omnibus or networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the Fund’s transfer agent providing such services. The Adviser, out of its own resources and legitimate profits, may also provide additional payments to financial intermediaries for sub-TA services or the sale of Fund shares and other distribution-related services. Such payments are in addition to sub-TA services fees paid by the Fund, if any. If made, these payments may create conflicts of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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